Exhibit 10.2

                               PLANGRAPHICS, INC.
                              112 EAST MAIN STREET
                               FRANKFORT, KY 40601



November 30, 2004


Mr. Frederick G. Beisser
Vice President, Finance and Administration
796 Tioga Trail
Parker, CO 80138


Dear Fred:

Pursuant to your employment letter effective January 1, 2002, this letter is intended to inform you of PlanGraphics' interest and intent to extend the aforementioned agreement through September 30, 2005, pursuant to the existing terms and conditions of the contract.

If the extension is acceptable to you under those terms, please acknowledge with your signature below and return two signed copies to me.

If you would prefer to discuss the extension or modification to the agreement, please inform Audra Morris who will schedule the discussion at the earliest possible opportunity.

Sincerely,

/S/ John C. Antenucci
---------------------
John C. Antenucci
President and CEO
JCA/arm
CC:  Gary S. Murray
     Joyce Rector

Signature:                                  Date:
            /S/ Fred Beisser                      12/28/2004
            ---------------------------           ------------------
            Frederick G. Beisser